UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 5, 2017

ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-31775	86-1062192
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriated box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                    ☐

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS
Subsequent to Ashford Hospitality Trust, Inc. (the “Company”) issuing its earnings press release for the three months ended March 31, 2017 on Form 8-K on May 4, 2017 (the “Earnings Release”), the 4th District Court of Appeals issued its Mandate on May 5, 2017 in the lawsuit captioned Palm Beach Florida Hotel and Office Building Limited Partnership, et al. v. Nantucket Enterprises, Inc., which resulted in an estimated final judgment of approximately $14.4 million, including pre-judgment interest. The Company estimates post-judgment interest to be approximately $1.8 million and has increased its estimate of total loss related to reimbursement of the plaintiff’s legal fees to $800,000, bringing the total amount of the recorded loss to approximately $17.0 million as of March 31, 2017. This resulted in an additional accrual in the three months ended March 31, 2017 of approximately $3.8 million. This matter remains under appeal, and there is no assurance that the ultimate resolution will not differ from the amount currently estimated by the Company.

Furnished herewith as Exhibit 99.1 are the consolidated balance sheets as of March 31, 2017 and December 31, 2016, and the consolidated statements of operations for the three months ended March 31, 2017 and 2016 of the Company including the revised estimate of loss described above. This revised estimate results in an increase to net loss attributable to common stockholders of $3.1 million, or $0.04 per share (basic and diluted), and a decrease to EBITDA available to the Company and OP unitholders and funds from operations (“FFO”) available to the Company and OP unitholders of $3.7 million when compared to the results reported in the Earnings Release, and does not impact Adjusted EBITDA available to the Company and OP unitholders, Adjusted funds from operations (“AFFO”) available to common stockholders and OP unitholders or Hotel EBITDA.
The information in this Form 8-K and Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits
Exhibit Number         Description

99.1	Consolidated Balance Sheets as of March 31, 2017 and December 31, 2016 and Consolidated Statements of Operations for the Three Months Ended March 31, 2017 and 2016 of Ashford Hospitality Trust, Inc.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2017

ASHFORD HOSPITALITY TRUST, INC.

By: /s/ DERIC S. EUBANKS
Deric S. Eubanks
Chief Financial Officer